Net debt (Tables)	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio

	30 June	30 June	31 December
$ million	2026	2025	2025
Finance debt(a)	58,337	60,346	57,958
Fair value (asset) liability of hedges related to finance debt(b)	1,082	764	780
	59,419	61,110	58,738
Less: cash and cash equivalents	37,168	35,067	36,556
Net debt(c)	22,251	26,043	22,182
Total equity	76,420	79,780	74,000
Gearing*	22.6%	24.6%	23.1%
(a)The fair value of finance debt at 30 June 2026 was $54,869 million (30 June 2025 $57,135 million, 31 December 2025 $54,935 million).
(b)Derivative financial instruments entered into for the purpose of managing foreign currency exchange risk associated with net debt with a fair value liability position of $105 million at 30 June 2026 (second quarter 2025 liability of $96 million, fourth quarter 2025 liability of $94 million) are not included in the calculation of net debt shown above as hedge accounting is not applied for these instruments.
(c)Net debt does not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement.